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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 1, 1996, included in the Registration Statement on Form 10, as amended (Registration No. 1-12385), and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Washington, D.C.
December 6, 1996